EXHIBIT (b)

                    CERTIFICATION OF CEO AND CFO PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form N-CSR of Claymore Exchange-Traded Fund Trust (the "Trust") for the period ended November 30, 2009 (the "Report"), J. Thomas Futrell, as Chief Executive Officer of the Trust, and Steven M. Hill, as Treasurer and Chief Financial Officer of the Trust, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)      the Report fully complies with the requirements of Section 13 (a) or 15
        (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated:   February 8, 2010
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         /s/ J. Thomas Futrell
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Name:    J. Thomas Futrell

Title:   Chief Executive Officer

         /s/ Steven M. Hill
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Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer